CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Emmis Communications Corporation (the "Company"), that, to his knowledge:

          (1) the Annual Report of the Company on Form 10-K for the period ended February 28, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 9, 2003


                                         /s/ JEFFREY H. SMULYAN
                                         Jeffrey H. Smulyan
                                         Chairman of the Board, President and
                                         Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Emmis Communications Corporation and will be retained by Emmis Communications Corporation and furnished to the Securities and Exchange Commission or its staff upon request.